                            DEED OF TRUST

THIS DEED OF TRUST is dated June 18, 2010, among  LEE JAY GITTLEMAN AND CINDY ELIZABETH GITTLEMAN,  AS  TRUSTEES FOR THE GITTLEMAN  FAMILY2007 TRUST FOR THE BENEFIT OF LEE JAY GITTLEMAN AND CINDY ELIZABETH GITTLEMAN UNDER INSTRUMENT DATED DECEMBER19,  2007, COMMUNITY PROPERTY, whose address is 4705 SEASHORE DRIVE,  NEWPORT BEACH, CA 92663 ("Trustor"); CATHAY  BANK, a California  Banking Corp.,  whose address is REAL ESTATE COMMERCIAL LOAN DEPARTMENT, 777 NORTH BROADWAY, LOS ANGELES, CA  90012 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION, whose   address  is  560   EAST  HOSPITALITY  LANE,  SAN  BERNARDINO, CA 92408 (referred to  below  as "Trustee").

CONVEYANCE AND GRANT.    For valuable consideration, Trustor irrevocably  grants,  transfers and assigns  to Trustee in trust, with power of sale, for  the benefit of Lender as Beneficiary, all of  Trustor's right,  title,  and Interest  in and to the following described  real property, together with  all existing or subsequently  erected  or  affixed  buildings, improvements and  fixtures; all easements,  rights  of  way, and appurtenances; all  water, water  rights  and  ditch  rights  (lncluding stock  In utilities with  ditch  or irrigation  rights);  and  all other riqhts, royalties,  and profits relating  to the real property, including without  limitation all minerals, oil, gas, geothermal  and similar  matters, (the "Real Property") located in Orange County, State of California:

LOT 3 IN BLOCK 47  OF THIRD ADDITION  TO NEWPORT BEACH, AS PER MAP  RECORDED IN BOOK 3, PAGE 31 OF MISCELLANEOUS MAPS, RECORDS OF SAID COUNTY.

This is second of the two Deeds of Trust  securing the same indebtedness.

The  Real Property  or its address is commonly known as 4705 SEASHORE DRIVE, NEWPORT BEACH, CA

92663. The Assessor's Parcel Number for the Real Property Is 424-454-04.

Trustor presently  assigns to  Lender (also known as Beneficiary  in this  Deed of Trust)  all of  Trustor's right,  title, and interest in and to all present  and future leases of the Property  and all Rents  from the Property.This  is an absolute  assignment  of  Rents made in connection with an obligation  secured by real property  pursuant to California  Civil Code Section 2938.In addition, Trustor  grants to Lender a Uniform Commercial Code security interest In the Personal Property and Rents.

THIS  DEED OF  TRUST, INCLUDING  THE  ASSIGNMENT OF  RENTS  AND  THE  SECURITY  INTEREST IN  THE  RENTS  AND  PERSONAL PROPERlY, IS GIVEN TO SECURE   (A) PAYMENT  OF  THE INDEBTNESS AND   (B)  PERFORMANCE OF ANY  AND  ALL OBLIGATIONS UNDER THIS DEED OF TRUST.  THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

TRUSTOR'S REPRESENTATIONS AND WARRANTIES. Trustor warrants that:    (a) this Deed of Trust is executed at Borrower's request  and not  at  the  request  of Lender.  (b) Trustor  has the  full power, right,  and authority to enter into this  Deed  of Trust  and  to hypothecate  the Property;(c) the  provisions  of this  Deed of  Trust  do  not  conflict with, or result  in a default  under any agreement or other instrument binding  upon Trustor  and do· not result in a violation of any  law, regulation, court  decree or order applicable to  Trustor;   (d) Trustor  has established  adequate  means of obtaining  from  Borrower  on a continuing basis information about  Borrower's financial  condition;  and    (a) Lender has made no representation to Trustor  about Borrower  (including without limitation the creditworthiness of Borrower).

TRUSTOR'S WAIVERS.
Except as prohibited  by applicable  law, Trustor  waives any right to require Lender to  (a) make any presentment,. protest, demand, or notice of any kind, including notice  of change at any terms of repayment  of the indebtedness, default  by Borrower or any other guarantor or surety, any action or  nonaction taken by Borrower, Lender, or anyother guarantor or surety of Borrower, or the

creation  of new  or additional Indebtedness;    (b)  proceed  against  any person, including Borrower, before proceeding  against Trustor;     (c) proceed  against  any  collateral  for  the  indebtedness, including  Borrower's collateral,  before  proceeding  against  Trustor;    (d)  apply any payments or proceeds  received  against the  indebtedness  in any order;    (e) give notice  of the  terms, time, and  place  of  any sale of any
                 collateral pursuant to  the   Uniform  Commercial  Code  or  any  other  law  governing  such  sale;   (f) disclose  any  information about  the
indebtedness, Borrower, any collateral, or any other  guarantor or surety, or about  any action  or nonaction  of  Lender; or      (g) pursue any

remedy or course of action in Lender's power whatsoever.                •

THIS DOCUMENT FILED FOR RECORD BY LT.C. AS AN ACCOMODATION ONLY. IT HAS NOT BEEN EXAMINED AS TO ITS EFFECT UPON TITLE.

DEED OF TRUST
(Continued) Page2

Trustor also waives any end all rights or defenses  arising  by  reason of   (h) any disability or other defense of Borrower, any other  guarantor or  surety or  any  other  person;    (i) the  cessation from any  cause  whatsoever, other  than  payment in  fulI, of  the  indebtedness;     (j) the application of  proceeds  of  the  Indebtedness by Borrower for  purposes  other  than  the  purposes  understood and  intended  by  Trustor  end Lender;   (k) any  act  of omission or commission by Lender  which directly or indirectly results  in or contributes to  the discharge of Borrower or any  other  guarantor or surety, or the indebtedness, or the  loss  or release of any collateral by  operation of  law  or otherwise; (l)  any statute  of limitations in any  action  under  this  Deed  of  Trust or on the  indebtedness; or (m) any  modiflcation or  change  in terms  of the indebtedness, whatsoever. including  without limitation,  the  renewal, extension, acceleration, or other  change  in the  time  payment of  the indebtedness is due and any  change In the interest rate.

Trustor waives all rights  and defenses  arising  out  of  an election of remedies  by  Lender, even though that  election of remedies,  such as non-judicial  foreclosure with respect to  security for a guaranteed obligation, has  destroyed Trustor's rights of  subrogation and reimbursement against Borrower by the operation of Section 580d  of the Califomia Code of Civil Procedure, or otherwise.

Trustor   waives   all rights  and defenses  that  Trustor  may  have  because  Borrower's obligation is  secured  by  real property. This  means among  other  things:  (1) Lender  may collect from  Trustor without first  foreclosing on any  real or  personal  property collateral  pledged by Borrower.(2)  If Lender  forecloses  on any reel property collateral pledged  by  Borrower: (A)  The  amount  of  Borrower's obligatian may  be reduced  only by  the  price for  which the collateral is sold at the foreclosure sale, even if the collateralI is worth more than the sale price. (B) Lender  may  collect from Trustor  even  if lender, by forecloslng on the real property collateral, has destroyed any right  Trustor may have to collect  from Borrower.This is an unconditional and  irrevocable waiver  of any rights and defenses  Trustor may have  because Borrower's obligation is  secured by  real  property. These rights and  defenses include, but  are  not  limited to,  any  rights and  defenses  based  upon Section  580a, 580b, 580d, or 726  of the Code of Civil Procedure.

Trustor understands and agrees  that the foregoing waivers are unconditional and irrevocable waivers of substantive rights end defenses to which  Trustor might otherwise be entitled under state and  federal law. The rights and defenses waived include, without  limitation, those provided by  California  laws  of  suretyship and  guaranty,  anti-deficiency laws, and  the  Uniform  Commercial Code. Trustor acknowledges that Trustor has provided these  waivers  of rights and defenses with  the intention that they  be fully  relied  upon by lender.  Trustor further understands and  agrees  that  this  Deed of  Trust  is a separate and  independent contract  between Trustor and Lender,  given  for  full  and ample  consideration, and is enforceable on its own terms.Until all Indebtedness is paid  In full, Trustor waives any right  to  enforce  any remedy Trustor  may  have  against  Borrower's or  any  other  guarantor, surety,  or  other  person, and  further, Trustor waives any right to participate in any collateral for the  indebtedness now or hereafter held by Lender.

PAYMENT  AND PERFORMANCE.   Except  as  otherwise provided in this  Deed  of  Trust,  Borrower shall  pay  to  lender all indebtedness secured by this  Deed of  Trust  as it becomes  due, and  Borrower and Trustor shall perform all their  respective obligations under  the   Note, this  Deed  of Trust, and  the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Borrower and Trustor agree that  Borrower's and Trustor's possession and use of the Property  shall  be governed by the followlng provisions:

Possession and Use.                                              Until the occurrence of an Event  of Default, Trustor  may (1)  remain in possession and control of  the  Property;
(2)  use, operate or manage the Property; and (3)  collect the Rents from the Property. [Missing Graphic Reference]
Duty to Maintain.                                         Trustor  shall  maintain  the  Property in tenantable condition and promptly porform all repairs,  replacements, and maintenance necessary to preserve  its value.

Compliance With Environmental Laws.  Trustor represents and warrants to  lander that (1)   During the period of Trustor's ownership of  the  Property, there has  been  no  use, generation, manufacture, storage, treatment, disposal, release  or  threatened release of  any Hazardous Substance by  any person on, under, about or from  the  Property;(2)Trustor  has no  knowledge of, or  reason to believe that  there  has been, except as previously disclosed to  and acknowledged by  Lender In  writing,(a)any breach or violation of  any Environmental laws, (b) any   use,  generation, manufacture, storage, treatment, disposal,  release  or  threatened release  of  any Hazardous  Substance on, under, about  or from the  Property by  any prior  owners or occupants of the  Property, or (c) any  actual or threatened litigation or  claims  of  any  kind  by  any  person relating to such  matters; and (3) Except  as previously disclosed to and acknowledged by Lender  in  writing, (a)neither Trustor nor  any  tenant, contractor; agent  or  other  authorized  user  of  the  Property shall use,  generate, manufacture, store, treat, dispose  of or release any Hazardous  Substance on, under, about  or from  the  Property; and (b) any  such  activity shall be  conducted in  compliance with  all applicable  federal, state, and  local  laws, regulatlons and ordinances, including without  !imitation all Environmental Laws. Trustor authorizes  Lender  and its  agents to  enter upon  the  Property to  make  such  inspections and tests, at Trustor's expense, as Lender may  deem  appropriate  to determine compliance of  the Property with this  section of the  Deed of Trust.Any inspections or tests  made by Lender shall be for Lender's purposes  onlv and shall not  be construed to create  any  responsibility or liability on the  part of  Lender  to  Trustor  or  to  any  other  person.The representations and warranties contained herein  are  based  on Trustor's due  diligence in  investigating the  Property for  Hazardous  Substances.Trustor hereby (1)releases  and  waives any future claims against  Lender for indemnity or contribution in the event Trustor  becomes  liabe for cleanup  or  other  costs  under  any  such  laws; and (2) agrees ·to Indemnify, defend, and  hold  harmless Lender  against  any and  all claims, losses, liabilities, damages, penalties, end expenses which lender may  directly or indirectly sustain  or suffer  resulting from  a breach of this  section of  the  Deed  of  Trust or as  a consequence of  any  use, generation, manufacture, storage, disposal, release  or threatened release  occurring prior  to Trustor's ownership or interest in  the  Property, whether or not  the same was  or  should  have been known to Trustor.The provisions of this  section of  the  Deed of  Trust, including the obligation to indemnify and defend,  shall survive the  payment of  the  indebtedness and  the  satisfaction and reconveyance of  the  lien  of  this  Deed  of  Trust  and shall  not  be affected  by Lander's acquisition of any interest in the Property, whether by foreclosure or  otherwise.

Nuisance, Waste.  Trustor shall not cause, conduct or permit any nuisance  nor commit, permit, or suffer  any stripping of or waste  on or to the  Property or any portion  of the Property. Without limiting the generality of the foregoing, Trustor  will not remove, or grant   to any  other   party  the right  to  remove, any  timber, minerals (including  oil and  gas), coal,  clay, scoria, soil, gravel  or  rock  products without Lender's prior  written consent.

Removal of  Improvements. Trustor shall not  demolish or remove any  improvements from  the  Real  Property without Lender's  prior written consent.  As a condition to the  removal of any improvements, Lender  may  require Trustor to make  arrangements satisfactory to  Lender to replace  such improvements with improvements of at least equal value.

DEED OF TRUST
(Continued I Page 3

Lender's Right  to Enter.  Lender  and Lender's agents  and representatives may  enter  upon the Real Property at  all reasonable tlmes  to attend to Lender's interests:  and to inspect the Real Property  for  purposes  of Trustor's  compliance with the  terms  and conditions  of this Deed of Trust.

Compliance  with Governmental Requirements. Trustor  shall  promptly comply with  all  laws, ordinances, and  regulations. now  or hereafter in effect, of all governmental authorities applicable to the  use or occupancy of  the Property, including without limitation, the Americans With  Disabilities  Act.Trustor  may  contest in good  faith  any such  law, ordinance,  or regulation and  withhold compliance during  any proceeding, including appropriate appeals, so long as Trustor  has notified Lender in writing prior  to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not  jeopardized. Lender may  require Trustor to  post  adequate  security or a surety  bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty  to Protect.                                     Trustor  agrees  neither  to abandon or leave  unattended the  Property.Trustor shall do all other  acts, in addition  to those  acts set  forth  above in this  section, which from  the character and use of  the Property  are reasonably  necessary  to protect and preserve the Property.

Construction Loan.                                            If some  or  all of  the  proceeds  of  the  loan  creating  the  indebtedness are to be  used to  construct or complete construction of  any improvements on the  Property, the  improvements shall be completed no later  than  the  maturity date  of  the Note (or such earlier  date  as Lender may  reasonably establish)  and  Trustor shall  pay  in full all costs  and expenses in connection with the work.Lender will  disburse loan proceeds  under such terms  and conditions as Lender may  deem reasonably necessary to insure that the  interest created  by this Deed of Trust  shall  have priority over  all possible liens, including those  of material suppliers and workmen. Lender  may  require, among  other  things, that  disbursement requests be supported by  receipted bills, expense affidavits, waivers  of liens, construction progress  reports, and such other documentation as lender may reasonably request.

DUE ON SALE - CONSENT  BY LENDER.   Lender  may, at Lender's option, declare  immediately  due and payable all sums  secured  by  this Deed  of Trust upon  the sale or transfer, without Lender's prior  written consent,  of all or any part of the Real Property, or any interest in   the Real Property. A "sale  or transfer” means   the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by  outright sale,   deed, installment sale contract, lend contract, contract for  deed, leasehold interest  with  a term  greater  than  three (3) years, lease-option contract, or  by  sale, assignment, or  transfer  of  any beneficial interest in or to  any land trust holding title  to the Real Property, or by any other  method  of conveyance of an interest in the Real Property. If any Trustor is a corporation, partnership or limited liability company, transfer also includes  any change  in ownership of more than  twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor.  However, this option shall not be exercised by Lender if such exercise  Is prohibited by applicable  law.

TAXES  AND LIENS.  The following provisions relating to the taxes and liens on the Property are part  of this Deed of Trust:

Payment.    Trustor shall  pay  when  due  (and  in  all  events at  least  ten  (10)  days  prior   to  delinquency) all  taxes,  special  taxes, assessments, charges (including water  and sewer), fines  and impositions levied  against  or on account of  the Propetty, and shall pay when  due  all  claims  for  work   done  on or  for  services  rendered or  material  furnished to  the  Property.   Trustor shall maintain  the Property free  of  all liens  having priority over  or  equal  to  the  interest of Lender  under this  Deed  of Trust, except for  the  lien of taxes and assessments not  due, except for the  Existing Indebtedness referred   to below, and  except  as otherwise provided In this Deed of Trust.

Right  to  Contest.                                       Trustor may  withhold payment of  any tax. assessment, or claim  in connection with a good  faith  dispute  over the obligation to pay, so long  as Lender's interest in the Property is not  jeopardized. If a lien arises or is filed as a result  of nonpayment, Trustor shall within fifteen (15)  days  after  the  lien arises  or, if a lien is filed, within fifteen (15)  days after  Trustor has notice  of the filing, secure  the  discharge of  the lien, or if requested by  Lender, deposit with  Lender  cash or a sufficient corporate surety  bond  or other  security  satisfactory to Lender in an amount  sufficient to discharge the lien plus any costs  and attorneys’ fees, or other  charges that  could  accrue  as a result of  a foreclosure or sale under  the lien. In any contest, Trustor shall defend itself  and lender and shall satisfy any adverse  judgment before  enforcement against the Property. Trustor shall name Lander as an additional obligee under any surety  bond furnished In the  contest proceedings.

Evidence of Payment. Trustor shall upon demand  furnish to Lender satisfactory evidence  of payment of the taxes  or assessments  and shall authorize  the appropriate governmental official to  deliver to Lender  at any time a written statement of the taxes  and assessments against the Property.

Notice of  Construction.   Trustor  shall  notify Lender  at  least   fifteen (15)  days  before  any  work  is  commenced, any  services  are furnished, or any  materials are supplied   to the  Ptoperty, if any  mechanic's lien, materialmen's lien, or other  lien could  be asserted  on account of the  work, services, or materials.   Trustor  will upon  request of Lender  furnish to Lender advance  assurances  satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this  Deed of Trust.

Maintenance   of                                lnsurance.                      Trustor                      shall   procure  and                                           maintain  policies of fire insurance  with standard  extended  coverage endorsements  on  a  replacement basis  for  the  full insurable   value  covering all improvements on  the  Real  Property  in an  amount sufficient to  avoid  application of  any coinsurance clause, and  with a standard mortgagee clause in favor  of Lender.Trustor  shall also procure and  maintain comprehensive general liability  insurance in such  coverage amounts  as Lender  may  request with  Trustee  and Lender being  named   as  additional insureds  in such  liability   insurance  policies.Additionally, Trustor  shall  maintain such  other insurance, including  but   not   limited to hazard,   business   interruptlon, and  boiler  insurance, as  Lender   may   reasonably  require. Notwithstanding the  foregoing, in no event  shall Trustor be required to provide  hazard insurance in excess of the  replacement value of the  improvements on the  Real Property.Policies  shall  be  written in form, amounts, coverages and basis  reasonably  acceptable  to lender  and  issued by  a company  or  companies reasonably acceptable to  Lender.  Trustor, upon  request of  Lender,  will  deliver  to Lender  from time  to time the policies or certificates of insurance in form  satisfactory to Lender, including stipulations that  coverages will not  be cancelled or  diminished without at least  thirty (30)  days  prior  written notice to  Lender. Each insurance policy  also shall include  an endorsement providing that  coverage in favor  of Lender  will not be impaired  in any way  by  any act, omission or default  of Trustor  or  any  other person.Should  the  Real Property be  located in an area designated by  the Director of  the  Federal Emergency Management Agency as a special  flood hazard  area, Trustor agrees  to obtain  and maintain Federal Flood Insurance, if available, within

DEED OF TRUST
{Continued)                                                                                                                                             Page4

45  days  after  notice  is given by  Lender that  the  Property is located in a special  flood hazard area, tor the full unpaid principal balance of  the loan  and  any  prior  liens  on  the  property securing the  loan, up  to  the  maximum policy limits  set under  the  National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the  loan.

Application of Proceeds.  Trustor shall  promptly  notify Lender of any  loss or damage to the  Property.  Lender may  make proof of loss if Trustor fails  to do so within fifteen (15) days  of the casualty.  If in Lender's sole judgment  Lender's security  interest in the Property has been  impaired, Lender may,  at Lender's election, receive  and  retain  the proceeds  of any insurance and apply  the  proceeds  to the reduction of  the  indebtedness, ppayment

of  any  lien  affecting the Property, or                                                                                  the  restoration and  repair  of  the  Property.                                                                                              If  the

proceeds are  to  be  applied to  restoration and  repair,  Trustor   shall  repair  or  replace  the   damaged  or  destroyed improvements in a manner  satisfactory to Lender.   Lender shall, upon satisfactory proof  of such expenditure, pay or reimburse  Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this  Deed of Trust.  Any proceeds  which have not been disbursed within 180 days after  their  receipt and  which lender has  not  committed to the  repair  or restoration of  the Property  shall be used first to pay  any amount  owing to Lender under this  Deed of Trust, then  to  pay  accrued  interest, and   the remainder, if any, shall be applied  to the principal balance  of the indebtedness. If Lender holds  any proceeds  after  payment in full of  the indebtedness, such proceeds shall  be paid to Trustor as Trustor's interests may appear.

 Compliance  with  Existing Indebtedness.  During  the period  in whtih  any Existing lndebtedness described  below  is in effect. compliance with the  insurance provisions contained in the instrument evidencing such Existing Indebtedness shall constitute compliance with the insurance provisions under  this  Deed  of  Trust, to  the  extent compliance with  the  terms  of  this  Deed  of  Trust  would constitute a duplication of insurance requirement. If any proceeds from the insurance become  payable  on loss,  the provisions in this Deed of Trust for division of proceeds  shall apply only to that  portion of the proceeds  not payable  to the  holder of the  Existing Indebtedness.

Trustor's Report  on Insurance.                                                               Upon  request  of Lender, however not  more  than  once a year, Trustor shall furnish to Lender a report on each existing policy  of insurance showing: (1) the name of the insurer; (2)   the risks insured; (3)  the  amount  of the policy:  (4) the  property insured, the then  current replacement value  of  such  property, and the  manner  of  determining that  value; and (5)the expiration date of the policy.Trustor shall, upon request of Lender, have  an independent appraiser  satisfactory to  Lender  determine the cash value  replacement cost  of the Property.

LENDER'S  EXPENDITURES.                                                             If any  action  or proceeding is commenced that wou!d materially affect Lander's interest in the  Property  or If Trustor fails  to comply with any provision of this  Deed of Trust  or any Related Documents, Including but  not limited to Trustor's failure to comply with  any  obligation to maintaln Existing lndebtedness in good standing as required below, or to discharge or  pay  when  due any amounts Trustor required  to discharge or pay  under this  Deed of Trust  or any  Related Documents, Lender on Trustor's behalf  may  (but shall not  be obligated to) take  any action that  Lender  deems  appropriate, including but not limited to  discharging or  paying  all taxes, liens, security  interests, encumbrances and  other  claims,  at any  time  levied  or  placed  on  the   Property and  paying   all  costs   for  insuring, maintaining and  preserving the Property.All such expenditures  incurred  or paid by Lender for such  purposes  will than bear interest at the rate  charged  under  the Note  from the  data incurred  or paid by  Lender to the date of repayment by  Trustor.  All such expenses will become a  part of  the  Indebtedness and, at  Lender's option, will (A) be  payable  on demand;  (B) be  added to  the  balance  of  the Note and be apportioned among and  be payable  with any installment payments to become  due during  either (1) the  term  of any  applicable insurance policy: or (2) the  remaining  term of  the  Note; or (C)  be treated as a balloon payment which will  be due  and  payable at the  Note's maturity.The Deed  of Trust  also will secure payment of these  amounts.Such right shall be in addition to all other rights and remedies to which Lender  may  be entitled upon Default.
WARRANTY; DEFENSE OF TITLE. The following provisions relating  to ownership of the Property are a part of this  Deed of Trust:

Title.              Trustor warrants that:                                                  (a) Trustor holds  good  and marketable title  of record to the Property in fee simple, free and  clear of  all liens  and encumbrances other than those set forth in the  Real Property description or in the Existing Indebtedness section below  or in any title insurance policy, title report, or final title opinion issued in favor  of, and accepted  by,  Lender in connection with this  Deed of Trust, and (b)  Trustor has the  full right,  power, and authority to execute and deliver this Deed of Trust  to Lender.

Defense of Title.	Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons.
In the event any action  or ·proceeding is  commenced that  questions Trustor's title or the interest of  Trustee or Lender  under  this  Deed  of  Trust, Trustor   shall defend the  action  at Trustor's expense.Trustor may  be the nominal party  in such proceeding, but  Lander  shall be entitled to participate in the proceeding and to be represented in the proceeding by  counsel  of Lender's own  choice, and Trustor will  deliver, or cause  to  be  delivered, to  Lender  such  instruments as Lender  may request  from time to time to permit such participation.

Compliance With Laws.                                                     Trustor warrants that  the  Property and  Trustor's use  of  the Property complies   with  all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and  Warranties.  All  representations, warranties, and agreements  made by Trustor in this  Deed of Trust shall  survive the  execution and delivery of  this Deed of  Trust, shall be  continuing in nature, and shall remain in full force  and effect until such time as Borrower's Indebtedness shall be paid in ful.

EXISTING INDEBET   I

DNESS.  The following provisions concerning Existing Indebtedness are a part of this  Deed of Trust:

Existing Lien.                                The lien  of this  Deed  of  Trust  securing the  Indebtedness may  be secondary  and  inferior  to  an existing lien. Trustor expressly covenants and  agrees  to  pay,  or  see  to  the  payment  of,  the  Existing Indebtedness and  to  prevent any  default on such
. indebtedness, any default under  the instruments evidencing such indebtedness, or any default under any security documents for such indebtedness.

No  Modification.                                        Trustor   shaII not   enter  into   any  agreement with  the  holder  of  any  mortgage, deed  of  trust, or  other   security agreement which has priority over  this Deed  of  Trust  by  which that  agreement is modified, amended, extended, or renewed without the prior  written  consent  of  Lender. Trustor shall neither request  nor accept  any  future  advances  under any  such security agreement without the  prior  written consent of Lender.

CONDEMNATION.                                          The  following provisions relating to eminent domain  and inverse condemnation proceedings are a part  of  this  Deed of
Trust:

DEED OF TRUST
(Continued)

Proceedings. If any eminent domain or inverse condemnation proceeding is commenced effecting the Property, Trustor shall promptly notify Lender In writing, and Trustor shall promptly take such  steps  as may be necessary to pursue  or defend the action and obtain the award. Trustor may be the nominal party in any such proceeding, but lender shall be entitled, at its election, to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of  net Proceeds.  If any award is made or settlement entered into in any condemnation proceedings affecting  all or any part of the Property or by any proceeding or purchase  in lleu of condemnation, lender may  at its election, and to the extent permitted by law, require that  all or any portion of the award  or settlement be applied to  the Indebtedness end to the repayment of all reasonable coats,expenses, and attomeys' fees fncurred by Trustee or Lender In connection with the condemnation proceedings.

IMPOSITION OF TAXES. FEES AND CHARGES   BY GOVERNMENTAL   AUTHORITIES.  The following provisions relating to governmental taxes, fees and charges  are a part of this  Deed of Trust:

Current Taxes. Fees and Charges. Upon  request  by  Lender, Trustor shall execute such  documents in addition to this  Deed of  Trust and  take  whatever other  action  is requested by  Lender  to  perfect and  continue lender's  lien  on  the  Real Property. Trustor  shall reimburse Lender  for all taxes, as described  below, together with all expenses  incurred  In recording. perfecting  or continuing this Deed of Trust, Including without limitation all taxes, fees, documentary stamps, and  other  charges  for  recording or registering this   Deed of Trust.

Taxes.   The following shall constitute taxes  to which this  section applies:    (1)   a specific  tax  upon  this  type of  Deed of Trust  or upon all or any  part  of the    Indebtedness secured  by  this  Dead of  Trust;  (2)    a specific tax  on Borrower which Borrower is  authortzed  or required  to deduct from payments on the Indebtedness secured  by this  type  of Deed of Trust;  (3)  a tax  on this type of Deed of Trust chargeable against the  Lender  or  the  holder  of the  Note;  and    (4)    a specific tax  on all  or  any  portion of  the  Indebtedness or  on payments of principal and Interest msde by Borrower.

Subsequent Taxes.  If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default. and Lender may  exercise any or all of its available remedies  for  en Event: of Default as provided below unless Trustor either (1)  pays  the tax before  It becomes  delinquent, or   (2)   contests the tax  as provided  above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety  bond  or other  security satisfactory to Lender.

•
SECURITY AGREEMENT:FINANCING STATEMENTS. The  following provisions relating  to this Deed of Trust  as a security  agreement  are a part  of this Deed of Trust:

Security Agreement. This  instrument shall constitute a Security Agreement to the extent  any of the Property constitutes fixtures, and
Lender shall have an of the rights of a secured  party under the Uniform Commercial Code as amended  from time to time.

Security lnterest.  Upon request by Lender, Trustor  shall take  whatever action Is requested by Lender to  perfect and continue Lender's security Interest in  the  Rents  and  Personal  Property.    Trustor shall  reimburse Lender  for  all  expenses Incurred  in perfecting or continuing this  security interest.   Upon  default, Trustor shall  not remove, sever  or  detach  the  Personal  Property from  the Property. Upon  default, Trustor shall  assemble  any  Personal  Property not  affixed to  the  Property  in  a  manner and  at  a  place  reasonably convenient to Trustor and Lender and make it available  to Lender  within three  (3) days after  receipt of written demand from Lender to the extent permitted by applicable  law.

Addresses.
The  mailing addresses  of  Trustor (debtor)  and  Lender  (secured  party)   from  which Information concerning the  security Interest granted by this  Dead of Trust  may be obtained (each as required by the Uniform Commercial Code)  are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES;ATTORNEY..IN FACT.    The  following provisions relating  to  further  assurances and attorney ln·fact are a part  of this Deed  of Trust:

Further  Assurances. At any time, and from time to time, upon request  of Lender, Trustor will make, execute and deliver, or will  cause to  be made, executed or  delivered, to Lender  or  to  Lender's designee, and  when  requested by  Lender, cause  to  be filed,  recorded, refiled,  or rerecorded, as the  case may  be, at such times  and  In such offices and places  as Lender  may deem  appropriate, any and all such  mortgages. deeds  of  trust, security deeds, security agreements, financing statements, continuation statements, instruments of further   assurance, certificates,  and  other  documents as  may,  in the  sole  opinion  of  lender, be  necessary or  desirable  In  order  to effectuate, complete, perfect. continue, or preserve(1) Borrower's and Trustor's obligations under the  Note, this  Deed of Trust, end the Related  Documents, and t2t the  liens and security interests created  by this  Deed of Trust on the Property, whether now  owned or hereafter acquired by  Trustor.Unless  prohibited by law  or Lender  agrees to the contrary in writing, Trustor shall reimburse Lender for ell costs  and expenses Incurred  In connection with the matters referred to in this paragraph.

Attorney-In-Fact.                                      If Trustor fails to  do any of the things  referred to in the preceding paragraph, Lender may  do so for and in the name of Trustor  and at Trustor's expense. For such purposes, Trustor hereby  irrevocably appoints Lender  as Trustor's attorney-In-fact for the purpose  of making, executing, delivering, filing, recording, and doing  all other  things  as may  be necessary or desirable, in lender's sole opinion to accomplish the matters  referred to In the preceding paragraph.

FULL  PERFORMANCE. If Borrower and Trustor pay  all the lndebtedness when  due, and Trustor otherwise performs all the obligations imposed upon  Trustor under  this  Deed  of  Trust, Lender  shall  execute and  deliver to  Trustee a request   for  full  reconveyance and  shall execute and deliver  to Trustor suitable  statements of termination of  any financing statement on file evidencing Lender's security  interest  in the Rents and the Personal Property,  Lender may charge Trustor a reasonable reconveyance fee et  the time of reconveyance.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this  Deed of Trust: Payment  Default.   Borrower fans to make  any payment when  due under the Indebtedness. Other  Defaults.  Borrower or Trustor fails to  comply with or to perform any other term,  obligation, covenant or condition contained in this  Deed  of Trust or in any of the  Related  Documents or to  comply   with or to perform any term,  obligatlon, covenant  or condition contained in any other  agreement between Lender  and Borrower or Trustor.

DEED OF TRUST
(Continued) Page6

Compliance  Default.  Failure to comply  with  any other term, obligation, covenant  or condition contained in this Dead of Trust, the Note or In any of the related Documents.

Dafault  on Other  Payments.    Failure of Trustor  within  the time  required  by  this  Deed  of Trust  to  make  any  payment  for taxes  or
Insurance, or any other payment  necessary to prevent  filing of or to effect  discharge  of any lien.

Environmental Default.  Failure of any party  to comply  with or perform  when due any term, obligation, covenant   or condition  contained
In any environmental agreement executed In connection with the Property.

Default In Favor  of  Third Parties. Should  Borrower  or any Grantor  default  under any loan, extension  of  credit,  security  agreement, purchase  or  sales agreement,  or  any other  agreement,  in favor  of  any other  creditor  or person  that  may  materially  affect  any of Borrower's or any Grantor's property  or Borrower's ability to repay the  Indebtedness  or Borrower's or Grantor's ability to perform their respective obligations under this Deed of Trust or any of the Related Documents.

False Statements. Any warranty, representation  or statement made or furnished  to Lender by Borrower  or Trustor  or on Borrower's or Trustor's behalf  under this Deed of Trust or the Related Documents  is false or misleading in any material respect, either now or at the time made or furnished  or becomes false or misleading at any time thereafter.

Defective Collateralization.   This Deed of Trust  or any of the Related Documents  ceases to be in full force  and effect (lncluding failure of any collateral document  to create a valid and  perfected security  Interest  or lien) at any time and for any reason.

Insolvency.  The  dissolution  or termination of the Trust, the insolvency  of Borrower  or Trustor,·the appointment of a receiver for any part   of   Borrower's or  Trustor's .property,  any   assignment   for  the  benefit   of  creditors,  any  type   of  creditor  workout, or  the commencement of any proceeding under any bankruptcy or Insolvency  laws by or against Borrower  or Trustor.

Creditor  or Forfeiture Proceedings.   Commencement  of foreclosure  or forfeiture proceedings, whether  by judicial proceeding, self-help, repossession or  any  other  method,  by  any  creditor  of  Borrower  or  Trustor  or  by  any  governmental agency  against  any  property securing the Indebtedness.  This includes  a garnishment  of any of Borrower's or Trustor's accounts, including  deposit accounts, with
'Lender.    However, this Event of Default  shall not  apply  If there is  a good faith dispute  by Borrower  or Trustor  as to the validity  or reasonableness  of the claim  which  Is the basis of the  creditor or forfeiture proceeding end if Borrower  or Trustor  gives lender written
notice  of  the  creditor or  forfeiture proceeding  and  deposits  with   Lender  monies  or  a  surety  bond  for  the  creditor  or  forfeiture proceeding, In an amount determined  by lender, in its sole discretion, as being  an adequate reserve or bond for the  dispute.

Breach of  Other  Agreement.   Any  breach  by  Borrower  or Trustor  under  the  terms  of  any other  agreement  between Borrower  or
Trustor   and  lender that   Is  not  remedied  within any  grace  period  provided therein,  Including  without limitation any  agreement
·concerning any indebtedness  or other obligation of Borrower  or Trustor to lender, whether existing now  or later.

Events  Affecting Guarantor. Any of  the  preceding events  occurs  with  respect  to  any Guarantor  of any of  the Indebtedness  or any
Guarantor dies or becomes Incompetent, or revokes or disputes the validity  of, or  liability  under, any  Guaranty of the Indebtedness.

Adverse  Change.  A material  adverse change occurs  in Borrower's or Trustor's financial  condition, or Lender believes the prospect of payment  or performance of the Indebtedness Is impaired.

Existing  indebtedness. The payment of any installment of principal or any Interest  on the  Existing  Indebtedness  is not made within the time  required   by  the  promissory  note   evidencing  such  Indebtedness,   or  a  default  occurs  under  the  instrument  securing  such Indebtedness and  Is not  cured  during  any  applicable  grace period in such instrument, or any suit  or  other  action  is commenced  to foreclose  any existing lien on the Property.

RIGHTS AND REMEDIES ON DEFAULT.If an Event of Default  occurs under this Deed of Trust.  at  any time thereafter, Trustee or Lender may exercise any one or more of the  following rights  and remedies:

Section of Remedies. Election by Lender to pursue any remedy shall not  exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor  under this  Deed  of Trust, after Trustor's failure to perform, shall not affect Lender's right to declare e default  and exercise  its remedies.

Foreclosure  by  Sale. Upon an Event of Default  under this  Deed of Trust, Beneficiary  may declare the entire  Indebtedness  secured by this Deed of  Trust  Immediately  due and payable  by delivery  to Trustee  of  written declaration of default  and demand  for sale and of written notice  of  default  and of  election to  cause to  be  sold the Property,  which  notice  Trustee  shall cause to be  filed  for record. Beneficiary  also shall deposit  with  Trustee  this  Deed of Trust,  the Note, other  documents  requested  by  Trustee, and all documents evidencing expenditures secured hereby.After  the lapse of such time as may then be required by law  following the  recordation of the notice  of  default, and notice  of sale having  been given  as then required  by  law, Trustee, without demand  on Trustor, shall .sell the Property at the time and place  fixed  by It In the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the  highest bidder for cash In lawful money  of the United States, payable at time  of  sale.  Trustee may postpone  sale of  all or any  portion of  the   Property  by  public  announcement  at such time  and  place of  sale, and from time  to  time thereafter may  postpone  such  sale by  public  announcement  at the  time  fixed  by  the  preceding  postponement  in  accordance  with applicable law. Trustee  shall  deliver  to  such  purchaser   its  deed  conveying the  Property so  sold, but  without any  covenant  or warranty; express or lmplied. The  recitals in such  deed of any matters  or facts shall be conclusive  proof  of the  truthfulness thereof. Any  person,  including Trustor, Trustee  or Beneficiary  may  purchase  at such   sale. After  deducting  all costs,  fees  and  expenses of Trustee  and  of  this  Trust,  including  cost  of  evidence  of  title  in connection with sale, Trustee  shall apply  the   proceeds  of  sale to payment of:   all sums expended under the terms hereof, not then repaid, with  accrued interest at the amount  allowed by law in effect at the date hereof; all other sums than secured hereby; and the remainder, If any, to the person or persons legally entitled thereto.

Judicial Foreclosure. With  respect  to all or any part of the  Real Property, lender shall have the right In lieu of foreclosure by power of sale to foreclose by judicial foreclosure  in accordance  with and to the full extent provided by California law.

UCC Remedies.  With respect  to all or any  part of  the Personal Property, Lender shall have all the rights  and remedies of a secured party  under the Uniform  Commercial Code, including without limitation the right to recover  any deficiency  In the manner, and to the  full extent provided by California  law.

DEED OF TRUST
• (Continued) Page 7

·Collect Rents.   Lender .shall have the right, without  notice  to Borrower or Trustor  to take  possession of  and manage  the  Property and collect the  Rents, Including  amounts  past  due and unpaid,  and apply  the  net  proceeds. over  and  above Lender's costs, against  the Indebtedness. In furtherance of its  right. Lender may  require  any tenant  or other user  of the  Property  to make  payments of rent  or use   fees   directly to  Lender. If  the   Rents  are  collected  by   lender, then  Trustor irrevocably designates Lender as  Trustor's attorney-In-fact to endorse  Instruments received in payment thereof in the name of Trustor and to negotiate the  same and collect  the proceeds.Payments  by tenants or other  users to  Lender  In response  to Lender's demand  shall satisfy the obligations for  which  the payments  are  made, whether  or  not   any  proper   grounds   for  the  demand  existed. Lender  may  exercise its  rights under  this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender  shall have the  right to appoint a receiver  appointed to take possession of  all or any part of the  Property.  with the  power  to  protect and preserve the Property, to operate  the  Property  preceding  foreclosure or sale,  and to  collect  the leases and Rents  from  the  Property  and apply the  proceeds. over  and above  the cost  of the receivership, against the  indebtedness.   The receiver may  serve  without bond If  permitted  by law.  Lender's right  to the  appointment of a recetver  shall exist  whether or not  the apparent value  of  the  Property exceeds  the Indebtedness by  a substantial amount.    Employment by  Lender  shall not  disqualify a person  from serving as a receiver.

Tenancy at Sufferance. If  Trustor  remains  in  possession of  the  Property  after  the  Property is .sold as provided above  or  Lender otherwise becomes   entitled to  possession of  the  Property upon  default  of  Borrower or  Trustor, Trustor  shall  become  a tenant  at sufferance of Lender or the purchaser  of the Property and  shall, at Lender's  option,  either (1) pay  a reasonable  rental for the use of the Property, or (2) vacate the Property immediately upon the  demand of Lender.

Other  Remedies. Trustee  or Lender shall have any other right  or remedy  provided  in this  Deed of Trust  or the Note or available at law or in equity.

Notice of Sale.  Lender shall give Trustor reasonable  notice  of the time and place of any public  sale of the Personal Property or of the time after  which any private sale or other  !mended disposition of the .Personal Property  is to be made.    Reasonable notice shall mean notice given at least  ten  (10) days  before the  time  of the  sale  or disposition.   Any  sale  of  the  Personal  Property  may  be made  in conjunction with any sale of the Real Property.

Sale of  the Property. · To the  extent permitted by  applicable  law, Borrower  and Trustor  hereby waives any and all rights to have the Property  marshalled. In exercising its  rights  and remedies, the  Trustee  or lender shall be  free  to  sell all or any  part  of  the  Property together or separately, In one sale or by separate  sales.    Lender shall  be entitled to bid  at any  public  sale on all or any portion of the Property.

Attorneys' Fees: Expenses.  If Lender Institutes any suit or action to enforce  any of the  terms  of this  Deed of Trust, lender shall be entitled to recover  such sum as the court  may adjudge reasonable as attorneys' fees at trial and upon any appeal.   Whether  or not any court  action ls involved, and  to  the  extent not  prohibited by  law, all reasonable  expenses  Lender  Incurs  that    in Lender's opinion are necessary at any time  for the  protection of Its Interest or the enforcement of its  rights shall become  a part of the lndebtedness payable on demand  and shall bear interest at the  Note  rate from  the  date  of the expenditure until repaid.   Expenses  covered  by this  paragraph include, without limitation, however subject  to  any limits under  applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or  not  there  Is a lawsuit, including attorneys' fees  and  expenses  for bankruptcy proceedings (Including  efforts to  modify  or vacate   any  automatic stay  or  injunction), appeals,  and  any  anticipated post-judgment collection services, the  cost   of  searching records. obtaining title  reports (including  foreclosure reports), surveyors' reports, and appraisal  fees, title insurance,  and fees  for  the Trustee, to the  extent permitted by  applicable  law. Trustor also will pay  any court costs, In addition to   ell other  sums  provided  by law.

Rights  of Trustee.  Trustee shall have all of the rights  and  duties  of Lender as set forth in this  section.

POWERS AND OBLIGATIONS OF TRUSTEE. The  following provisions relating to the powers and. obligations of  Trustee  are  part of this Deed of Trust:

Power of Trustee. In addition to all powers of Trustee  arising as a matter  of law, Trustee shall have the  power  to take the  following actions  with respect to the  Property upon  the  written request  of lender and Trustor.  (a) join in preparing and filing  a map  or plat  of the  Real Property, including the  dedication of streets or other  rights  to the public;    (b) Join In granting any easement  or cresting any restriction on the Real Property; and     (c)  join In  any subordination or other  agreement  affecting this  Deed of Trust  or the  Interest of Lender under this  Deed  of Trust.

Obligations to Notify. Trustee· shall not  be obligated to notify any other party  of a pending  sale under  any other  trust  deed or lien. or of any  action or  proceeding In which  Trustor, lender, or  Trustee shall  be  a  party,  unless  the  action or proceeding is  brought by Trustee.

Trustee.
Trustee shall meet all qualifications required for  Trustee under  applicable  law.   In addition to  the  right&  ad remedies  set forth  above, with  respect to all or any part of the  Property, the  Trustee  shall have the  right  to foreclose by notice  end sale, and Lander shall have  the  right  to  foreclose by  judicial foreclosure, in either  case in accordance  with end to the full extent provided by applicable law.

Successor Trustee.                                            Lender, at  Lender's option, may  from  time  to  time appoint  a successor Trustee  to any  Trustee  appointed under this  Deed  of  Trust  by an lnstrument executed  and acknowledged by Lender  and recorded In the  office of  the  recorder  of  ORANGE County, State  of California. The  Instrument shall contain,  In  addition to  all other  matters required  by  state law, the  names  of  the original lender, Trustee, and Trustor, the  book  and  page  where  this  Deed of  Trust  is  recorded, and  the  name  and  address  of the successor trustee, and  the  instrument shall  be executed and  acknowledged by  Lender  or its  successors  in Interest. The successor trustee, without  conveyance of the  Property, shall succeed to  an the title, power, and duties conferred upon the  Trustee in this  Deed of  Trust and  by applicable law.  This  procedure for  substitution of  Trustee  shall govern to  the  exclusion of  all other  provisions for substitution.

Acceptance by  Trustee.  Trustee accepts  this  Trust  when  this  Deed  of  Trust,  duly  executed and  acknowledged, is made  a public record as provided by law.

DEED OF TRUST
• (Continued) Page 8

NOTICES.  Any  notice required to be given under this  Deed of Trust  shall be given in writing, and shall be effective when  actually delivered, when actually received by telefacsimile  unless otherwise required by  law, when deposited with a nationally recognized overnight courier, or, if mailed, when  deposited In the United  States  mail, as  first class, certified or registered mail postage  prepaid, directed to the addresses shown near the beginning of this  Deed of Trust. Trustor  requests that copies  of  any notices  of default  and sale be directed  to  Trustor's address  shown near the  beginning of this  Deed  of Trust. All copies  of notices  of foreclosure from the holder  of  any lien  which  has priority over  this  Deed of  Trust  shall  be sent  to  Lender's address, as shown near the beginning of this Deed of  Trust.Any  party  may  change Its address  for notices under this  Deed  of Trust  by giving  formal written notice  to the other parties, specifying that  the  purpose of the notice  is to  change  the  party's address. For notice  purposes, Trustor  agrees  to  keep   lender informed  at  all times  of  Trustor's current  address. Unless otherwise provided or required  by law, if there is more than  one Trustor, any notice  given by Lender to any  Trustor  is deemed to be notice given to all Trustors.

STATEMENT OF OBLIGATION FEE.Lender  may  collect a fee,  not  to  exceed  the  maximum amount  permitted by law, for  furnishing the statement  of obligation as provided by Section 2943 of the Civil Code of California.

INITIAL ARBITRATION. Lender  and  Borrower and Guarantor  agree that  all disputes, claims  and  controversies between them, whether individual, joint, or  class in nature, arising  from  the Note, Guaranty, or any other  loan document, lncluding without limitation contract and tort  disputes, shall  be arbitrated pursuant to  the rules of the  American Arbitration Association ("AAA”) in accordance with Its Commercial Arbitration Rules and Supplemental Procedures  for Financial Services Disputes, upon request   of either  party.  No act to take  or dispose of any  collateral securing the  Note  or  Guaranty  shall  constitute a  waiver  of  this  arbitration agreement  or  be prohibited by  this  arbitration agreement.  This includes, without limitation, obtaining injunctive relief or a temporary restraining  order,  invoking a power of sale under  any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relatingto personal property, Including taking or disposing of such property with  or without judicial process pursuant to Article  9 of the  Uniform Commercial Code. Any disputes, claims, or controversies concerning the  lawfulness or  reasonableness of  any  act,   or  exercise of  any  right, concerning  any collateral securing the Note, Guaranty, or any other  loan document. including without limitation, any claim to rescind, reform, or otherwise modify  any agreement relating  to the  collateral securing  the Note  or Guaranty  shall  also be arbitrated, provided however that  no arbitrator shall  have the  right or the power  to enjoin or restrain  any act of any  party. Lender  and Borrower and  Guarantor agree that  in the event  of an action for judicial foreclosure pursuant to  California Code of Civil Procedure  Section 726.or any similar  provision in any other  State, the commencement of  such  an action will  not  constitute a waiver  of  the right  to  arbitrate and  the  court  shall refer  to  arbitration as much of such  action, including counterclaims, as lawfully may be referred to  arbitration.  Judgment upon any award  rendered by any arbitrator  may be  entered in any  court having  jurisdiction. The  arbitrators shall not  have  power to  make  an award  of  $1.0 million or more  against any party to an arbitration unless it is ln the  form of a statement of decision as described in California Code of Civil Procedure Section  632, and the parties  specifically reserve  the  right,  upon  a petition  to  vacate, to have  any such award  reviewed and vacated upon the  same grounds as would result  in reversal on appeal from  a judgment after  trial  by  court. Nothing in the  Note  or Guaranty shall preclude any party  from seeking  equitable  relief  from  a court  of  competent jurisdiction. The statute of limitations, estoppel,  waiver, laches, and similar  doctrines which would  otherwise be  applicable in an action  brought by a  party   shall  be applicable  in any   arbitration  proceeding, and  the commencement of  an arbitration proceeding shall be deemed  the commencement of an action for these purposes.

To the  extent not  provided by this  agreement, including the  Rules Incorporated herein, arbitration hereunder  shall  be governed by California arbitration law.Arbitration shell be  conducted in California, In English and,  unless  otherwise agreed  to  by  the  parties  with respect  to  a particular dispute, shall  be heard by  a panel of three  arbitrators. The  arbitrators In any arbitration shall be experienced In the  areas of law raised by the subject matter of the dispute. Lists  of prospective arbitrators shall include  retired judges.   Notwithstanding the AAA  rules, (al any  party  may  strike from a list  of prospective arbitrators any  individual who  is regarded by that  party as not  appropriate for  the dispute; and  (b),  if the  arbitrator appointment cannot be made from  the Initial list of prospective arbitrators circulated by  the  AAA, a second and, if necessary, a third  first shall be circulated and exhausted before the AAA  Is empowered to make  the appointment.

The  Federal Arbitration Act  shall apply to the construction, interpretation, and enforcement of this arbitration provision. MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related  Documents, constitutes the entire  understanding and agreement  of the parties  as to the matters set forth In this  Deed  of Trust.  No alteration of or amendment to this Deed of Trust  shall be effective unless given in writing and  signed by the  party or parties  sought  to be charged or bound by  the alteration or amendment.

Annual Repo1ts.                                    If the  Property Is used  for  purposes  other  than  Trustor's residence,  Trustor shall furnish to  Lender, upon request, a certified statement of  net  operating Income  received from the Property during  Trustor's previous  fiscal  year in such  form  and detail as Lender  shall  require. "Net  operating Income" shall  mean  all cash  receipts from  the   Property less  all  cash  expenditures made  in connection with the operation of the Property.

Caption Headings.                                    Caption  headings  in this  Deed of Trust  are for  convenience purposes  only  and  ere not  to  be used to  interpret or define  the provisions of this Deed of Trust.

Merger. There  shell  be  no merger  of  the interest or  estate  created  by  this  Deed of  Trust  with  any  other  Interest or  estate  In the Property at  any time held by or for the benefit of Lender In any capacity, without the written consent of Lender.

Governing Law.  This Deed of Trust  will be governed by  federal law  applicable   to  Lender and, to the  extent not  preempted by  federal law,  the laws  of the State of California without  regard to its conflicts of law provisions.  This Deed  of Trust has been  accepted by Lender In the State of California

Choice  of  Venue. If  there  is  a lawsuit, Trustor agrees  upon  Lender's request   to  submit to  the  jurisdiction of  the  courts of  LOS ANGELES County, State of  California.

Joint and  Several Liability.All  obligations  of  Borrower and  Trustor under  this  Deed  of  Trust  shall  be  Joint  and  several,  and  all references to  Trustor shall mean  each and every  Trustor, and all references to  Borrower shall mean each  and every  Borrower. This means that each Trustor signing below is responsible for an obligations in this  Deed of Trust.

No Waiver  by Lender. Lender  shall not  be deemed to have  waived any rights under this  Deed of  Trust  unless  such  waiver  Is given in writing and  signed by  lender.No  delay or omission on the  part  of  Lender In   exercising any  right  shall operate  and  a waiver  of  such

DEED OF TRUST
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right  or any other right.   A waiver  by lender of a provision  of this  Deed of Trust shall not prejudice or constitute a waiver  of Lender's right  otherwise to  demand strict  compliance  with  that  provision  or any other  provision  of  this  Deed of  Trust. No prior  waiver by Lender,  nor  any  course  of  dealing  between  Lender  and  Trustor,  shall constitute a waiver  of  any  of  Lender's  rights  or  of  any  of Trustor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust,  the granting of such  consent  by Lender in any instance  shall not  constitute continuing  consent  to  subsequent  instances  where  such consent is required and In all cases such consent  may be granted  or withheld fn the sole discretion of Lender.

Severability. If a court of competent  jurisdiction finds any provision  of this Deed  of Trust  to be illegal, invalid, or unenforceable  as to any circumstance, that finding  shall not make the offending  provision illegal Invalid, or unenforceable  as to any other circumstance. If feasible,  the offending  provision  shall be  considered  modified  so  that   it becomes  legal, valid  and enforceable. If  the  offendfng provision cannot  be so modified, It shall  be  considered   deleted  from  this  Deed  of  Trust. Unless  otherwise required  by  law,  the Illegality, invalidity, or unenforceability of any provision  of  this Deed of Trust  shall not  affect  the legality,  validity  or enforceability of any other provision of this Deed of Trust.

Successors and Assigns. Subject  to any limitations stated in this Deed of Trust  on transfer  of Trustor's Interest, this  Deed of Trust shall  be  binding  upon and inure to  the  benefit  of  the  parties,  their  successors  and assigns. If ownership of the Property  becomes vested  in a person other  than Trustor, lender, without notice  to Trustor, may deal with Trustor's successors  with reference  to this Deed of Trust and the Indebtedness by way of  forbearance or extension  without releasing Trustor  from the obligations of this Deed of Trust  or liability  under the Indebtedness.
Time  is of the Essence. time is of the  essence in the performance  of this Deed of Trust.

Waive Jury. _To the extent  permitted by applicable law. all parties to this  Deed  of Trust  hereby waive  the right  to any jury trial In any action.. proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS.                                 The following capitalized  words  and terms  shall have the  following meanings  when  used  In this Deed of  Trust. Unless specifically stated to the contrary, all references to dollar amounts  shall mean amounts  in lawful money of  the United  States  of America. Words  and terms  used In the singular shall lnclude the plural,  and the plural shall lnclude the  singular, as the context may require. Words and terms  not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary. The word "Beneficiary" means CATHAY  BANK, a California Banking Corp., and Its successors  and assigns.

· Borrower. The word "Borrower" means LGI DELAWARE, LLC and Includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed  of  Trust.                                    The  words  "Deed of  Trust"   mean this  Dead of  Trust  among  Trustor, Lender, and  Trustee, and includes  without limitation all assignment  and security Interest  provisions  relating  to the Personal Property and Rents.

Default.  The  word  •Default" means the Default set  forth  in this Deed of Trust in the section titled  "Default”.

Environmental  Laws.  The words  "Environmental Laws"  mean any and all state, federal and  local statutes, regulations end ordinances relating   to  the   protection of  human  11ealth or  the  environment, including -without  limitation  the Comprehensive   Environmental Response, Compensation, and Liability   Act  of  1980, as amended, 42  U.S.C.  Section  9601, et  seq.  (“CERCLA"),  the  Superfund Amendments and Reauthorization Act  of 1986, Pt. b. L. No. 99-499 ("SARA"), the Hazardous Materials  Transportation Act, 49 U.S.C. Section  1801,  at seq., the Resource Conservation and Recovery  Act, 42 U.S.C. Section  6901,et seq., Chapters  6.5  through  7.7  of Division  20  of  the  California  Health  and Safety   Code, Section  25100, et seq., or  other  applicable  state or  federal laws, rules, or regulations adopted pursuant thereto.

Event  of  Default.                                        l1l8  words  "Event  of Default" mean any of the events  of default  set forth  in this  Deed of Trust  in the events of default section of this Deed of Trust.

Existing Indebtedness.                                                   The words  "Existing Indebtedness" mean the Indebtedness  described In the Existing  Uens  provision  of  this
Dead of Trust.

Guarantor. The word "Guarantor" means any guarantor, surety,or accommodation party  of any or all of the Indebtedness.

Guaranty. The word "Guaranty" means the guaranty  from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The   words  "Hazardous   Substances"  mean  materials  that,   because  of  their  quantity, concentration or physical, chemical or lnfectious  characteristics, may cause or pose a present or potential hazard to human health or the environment when  improperly   used, treated,  stored,  disposed  of, generated,  manufactured, transported  or  otherwise  handled. The  words "Hazardous   Substances"are  used  in  their  very   broadest  sense  and  Include  without limitation   any  and  all hazardous  or  toxic substances, materials  or  waste  as defined   by  or  fisted  under  the  Environmental laws.The  term  "Hazardous  Substances•   also Includes, without limitation, petroleum and petroleum by-products or any fraction thereof  and asbestos.

Improvements. The  word  "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed  on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness.  The word  "Indebtedness" means all principal, Interest,  and other amounts, costs and expenses payable under the Note or Related Documents,  together with all renewals  of, extensions of, modifications of, consolidations  of and substitutions for the Note or Related Documents and any amounts expended  or advanced  by Lender to discharge Trustor's obligations  or expenses incurred by Trustee or Lender to enforce Trustor's obligations under this Deed of Trust, together  with Interest  on such amounts  as provided in this Deed  of Trust.

Lender.  The word  '"lender• means CATHAY  BANK, a California Banking Corp.,   its successors and assigns.

Note.                  The            word               "Note"                  means                 the           promissory note dated June 18,   2010, In the original principal amount of
$12,698,073.37 from  Borrower  to  Lender,  together   with  all renewals   of, extensions   of,  modifications  of,  refinancings   of,
consolidations   of,  and  substitutions for  the   promissory   note  or  agreement.  NOTICE  TO  TRUSTOR: THE  NOTE CONTAlNS

DEED OF TRUST
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VARIABLE INTEREST RATE.

Personal  Property.    The  words   “Personal  Property" mean  all  equipment, fixtures, and  other  articles  of  personal  property now   or hereafter owned by Trustor, end now  or hereafter attached or  affixed to the  Real Property; together   with all accessions, parts, and additions  to,  all  replacements of, and all substitutions for,  any  of such  property; and  together with all proceeds   (including Without limitation all insurance proceeds  and refunds  of premiums) from any sale or other disposition of the Property.

Property.  The  word "Property" means collectively the Real Property and the  Personal  Property.

Real Property.                                The words "Real Property• mean the real property, Interests and rights, as further described In this  Deed of Trust. Related  Documents. The  words "Related  Documents" mean  all promissory notes,  credit agreements, loan  agreements, security agreements, mortgages, deeds  of  trust. security deeds, collateral mortgages, and all other  Instruments, agreements and documents,

whether now  or hereafter existing, executed In connection with the Indebtedness; except  that the words  do not  mean any guaranty  or environmental agreement, whether now  or hereafter existing, executed in connection with the Indebtedness.

Rents.                 The word  “Rents” means  all present  and  future leases, rents, revenues, income, Issues, royalties, profits, and other  benefits derived  from the  Property  together with the cash proceeds  of  the Rents.

Trustee.    The  word  "Trustee" means  CHICAGO TITLE COMPANY,  A  CAUFORNIA  CORPORATION, whose  address  is  560  EAST

HOSPITALITY LANE, SAN BERNAR'DINO. CA   92408 and any substitute or successor trustees.

Trustor. The  word  "Trustor• means THE GITTLEMAN FAMILY  2007 TRUST dated December 19,  2007.

TRUSTOR ACKNOWLEDGES HAVING  READ ALL THE PROVISIONS OF THIS Deed OF TRUST, AND TRUSTOR AGREES TO ITS TERMS. INCLUDING THE VARIABLE RATE PROVISIONS OF THE NOTE SECURED BY THIS Deed OF TRUST.